                                                                 Exhibit 10.1(d)


                          AMENDMENT TO CREDIT AGREEMENT
                          -----------------------------

     AMENDMENT, dated as of October 31, 2001, between HORACE MANN EDUCATORS CORPORATION, (the "Borrower"), and BANK OF AMERICA, N.A. (Successor in interest to Bank of America National Trust and Savings Association and Bank of America Illinois) (the "Lender").

     WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of December 31, 1996, and as at any time further amended, supplemented or modified, (the "Agreement"); and

     WHEREAS, the Borrower and the Lender desire to amend the Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the Borrower and the Lender agree as follows:

     1. All capitalized terms used herein which are defined in the Agreement shall have the meanings provided therefor in the Agreement unless otherwise defined herein.

     2. The Agreement is amended as follows:

          (a) All references in the Agreement to "Bank of America National Trust and Savings Association" and "Bank of America Illinois" are deleted and replaced with "Bank of America, N.A.."

          (b) Section 1.1 is amended for the quarter beginning January 1, 2002 by deleting the definitions of "Applicable Eurodollar Interest Rate Margin" and "Applicable Non-Use Fee Rate" in their entirety and substituting the following in place thereof:

          "Applicable Eurodollar Interest Rate Margin" shall mean at any time
           ------------------------------------------
          0.75 percent per annum.

          "Applicable Non-Use Fee Rate" shall mean at any time 0.15 per cent per
           ---------------------------
          annum.

          (c) Section 1.1 is further amended by deleting "December 31, 2001" from the definition of "Commitment Termination Date" and substituting "June 30, 2002" in place thereof.

          (d) A new Section 3.3.1 (c) is added as follows:

          "(c) At any time the Borrower shall receive net proceeds from any issuance or sale of debt securities, 100% of such net proceeds (net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith) shall be applied on such date toward prepayment of the Loans and shall permanently reduce the Commitment Amount."

          (e) Section 8.2.1 is amended by deleting "forty percent (40%)" and substituting "thirty percent (30%)" in place thereof.

     3. This Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to the modification or waiver of any other term or condition of the Agreement or of any of the instruments or agreements referred to therein or (ii) prejudice any right which the Lender may now have under or in connection with the Agreement, as amended by this Amendment. Except as expressly modified hereby, all of the terms and provisions of the Agreement shall continue in full force and effect; and the Borrower hereby confirms each and every one of its obligations under the Agreement, as amended by this Amendment. Whenever the term "Agreement" is used in the Agreement and whenever the Agreement is referred to in any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement, as amended by this Amendment.

     4. This Amendment shall be effective as of the date set forth above and upon (i) payment to the Lender of an advisory/amendment fee of $10,000 and (ii) the delivery to the Lender of this Amendment, signed by the Borrower and the Lender.

     5. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

     6. The Borrower hereby represents and warrants to the Lender that on and as of the date hereof after giving effect to this Amendment there shall exist no Event of Default or Default and all representations and warranties contained in the Agreement or otherwise made in writing in connection herewith or therewith (as though made in connection with a request for a Loan under the Agreement) shall be true and correct with the same effect as though such representations and warranties had been made on and as of the date hereof, except that any representation made as of a particular date shall be true and correct as of such date.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date and year first above written.

                                                   HORACE MANN EDUCATORS
                                                   CORPORATION

                                                   By:     /s/ Peter H. Heckman
                                                       -------------------------

                                                   Title:       EVP/CFO
                                                          ----------------------

                                                   BANK OF AMERICA, N.A.

                                                   By:     /s/ Debra Basler
                                                       -------------------------

                                                   Title:       VP
                                                          ----------------------

                                      -2-